UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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  Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2024
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Owens Corning
(Exact name of registrant as specified in its charter)
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DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway
Toledo,	Ohio	43659
(Address of principal executive offices)		(Zip Code)
419-248-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2024, the Board of Directors (the “Board”) of Owens Corning (the “Company”), expanded the number of directors on the Board from ten to eleven and elected Michelle T. Collins to serve as a director of the Company, both effective on December 4, 2024 (the “Effective Date”). The Board determined that Ms. Collins is independent and meets the applicable director independence requirements of the New York Stock Exchange and the Company’s director independence standards, as adopted by the Board. Ms. Collins will join the Audit and Finance Committees of the Board as of the Effective Date.

Ms. Collins served as an audit partner for Deloitte & Touche LLP (“Deloitte”) from 1996 until her retirement in 2024. She also served as the National Automotive Sector Leader at Deloitte. From 2017 until 2023, Ms. Collins served on Deloitte’s U.S. Board of Directors, where she served as Vice Chair of the Board and chaired the Finance and Audit Committee and the Governance Committee.

There is no arrangement or understanding between Ms. Collins and any other person pursuant to which Ms. Collins was selected as a director. For her service as a non-employee member of the Board, beginning as of the Effective Date, Ms. Collins will participate in the standard director compensation arrangements currently in effect for non-management directors, consistent with the Owens Corning Non-Employee Director Compensation Program disclosed annually in the Company’s proxy statement. There are no related person transactions involving Ms. Collins that are reportable under Item 404(a) of Regulation S-K and Ms. Collins does not have any familial relationship with any director or executive officer of the Company.

On December 4, 2024, W. Howard Morris, a director of the Company, advised the Board he will not stand for re-election at the Company’s 2025 Annual Meeting of Stockholders. Effective upon the 2025 Annual Meeting of Stockholders, the Board intends to reduce the number of directors on the Board from eleven to ten.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

December 4, 2024	By:	/s/ Todd W. Fister
Todd W. Fister
Executive Vice President and Chief Financial Officer